UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2006

GENERAL COMMUNICATION, INC.

(Exact Name of Registrant as Specified in its Charter)

Alaska	0-15279	92-0072737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2550 Denali Street Suite 1000 Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

On September 8, 2006 General Communication, Inc. (“GCI”) announced that Ron Duncan, GCI president and CEO, will present at the Jefferies 4th Annual Communications Conference on September 11, 2006.

A copy of the press release is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired: Not Applicable

(b) Pro forma financial information: Not Applicable

(c) Exhibit:

99.1 Press release dated September 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: September 11, 2006

By /s/ John M. Lowber
Name: John M. Lowber
Title: Senior Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No. Description

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99.1	Press release of General Communication, Inc., dated
September 8, 2006.